                                                                  Exhibit 10(dd)

                                 THIRD AMENDMENT
                                 ---------------


               THIRD AMENDMENT, dated as of June 11, 2001 (this "Amendment"), to
                                                                 ---------
the Term Loan Agreement, dated as of July 31, 2000 (such Loan Agreement, as amended, supplemented or otherwise modified from time to time, the "Loan
                                                                    ----
Agreement"), among GGP LIMITED PARTNERSHIP, a Delaware limited partnership (the
---------
"Partnership"), GGPLP L.L.C., a Delaware limited liability company (together
 -----------
with the Partnership, the "Borrower"), the institutions from time to time
                           --------
parties to the Loan Agreement as Lenders (the "Lenders"), BANKERS TRUST COMPANY,
                                               -------
a New York banking corporation, as a Lender and as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and LEHMAN COMMERCIAL
                                --------------------
PAPER INC., as a Lender and as syndication agent for the Lenders (in such capacity, the "Syndication Agent" and, together with the Administrative Agent,
               -----------------
the "Co-Agents").
     ---------

                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, the Borrower and the Lenders have agreed to amend certain provisions of the Loan Agreement upon the terms and subject to the conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

               1.   Definitions. All terms defined in the Loan Agreement shall
                    -----------
have such defined meanings when used herein unless otherwise defined herein.

               2.   Amendment to Section 10.12(i) (Certain Liens). Section
                    ---------------------------------------------
10.12(i) of the Loan Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 10.12(i):

               "(i) Certain Liens. None of the Borrower, GGP, Inc. or any of the
                    -------------
     Affiliates which are controlled by them, respectively, will encumber with any Lien any stock, partnership interest, joint venture interest, membership interest, beneficial interest or other equity interest in any corporation, partnership, joint venture, limited liability company, trust or other entity that (i) owns any of the respective Property, or (ii) is a direct or indirect shareholder, partner, joint venturer, member, beneficiary or other type of equity holder in any entity described in clause (i) above; provided, however, that the foregoing prohibition shall
                       --------- -------
     not apply with respect to any of the encumbrances existing on the date hereof set forth in Schedule 10.12 hereto; and provided further; that the
                         --------------             ----------------
     prohibition set forth in this subsection (i) shall not apply as to any such
                                   --------------
     corporation, partnership, joint venture, limited liability company, trust or other entity which owns Property with respect to which (A) the Loan-to-Value Ratio as to all Secured Indebtedness for borrowed money related to such Property, in the aggregate, after giving effect to such encumbrance, is not greater than sixty-five percent (65%) and (B) the Loan-to-Value ratio as to that portion of such Secured Indebtedness which is secured by such a Lien encumbering any stock, partnership interest, joint venture interest, membership interest, beneficial interest or other equity interest is not greater than fifteen percent (15%); and provided further that the prohibition set forth in
                             -------- -------
          this subsection (i) shall not apply as to any such encumbrance granted
               --------------
          to secure Indebtedness related to any Property or asset of such corporation, partnership, joint venture, limited liability company, trust or other entity, if such encumbrance secures a construction loan and the Loan-to-Value Ratio with respect to all Indebtedness relating to the construction in question does not exceed seventy-five percent (75%), or would not exceed such Loan-to-Value Ratio, but for the applicability of unusually onerous stamp, transfer or recording taxes and fees in connection with such encumbrance; and provided further
                                                            -------- -------
          that the prohibition set forth in this subsection (i) shall not apply as to any such encumbrance of equity interests in Minority Holdings in favor of holders(s) of the remaining equity interests in such Minority Holdings to secure obligations under the applicable Organizational Documents of such Minority Holdings.".

                3.  Representations; No Default. On and as of the date hereof,
                    ---------------------------
and after giving effect to this Amendment, (i) the Borrower certifies that no Default or Event of Default has occurred which is continuing, and (ii) the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Article VII of the Loan Agreement and in the other Loan Documents to which it is a party are true and correct in all material respects, provided that the references to the Loan Agreement therein shall be deemed to be
--------
references to this Amendment and to the Loan Agreement as amended by this Amendment.

                4.  Conditions to Effectiveness. This Amendment shall become
                    ---------------------------
effective on and as of the date that:

                (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of the Borrower and the Requisite Lenders; and

                (b) the Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from GGP, Inc.

                5.  Limited Consent and Amendment. Except as expressly amended
                    -----------------------------
herein, the Loan Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or to prejudice any other right or rights which the Co-Agents or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

                6.  Counterparts. This Amendment may be executed by one or more
                    ------------
of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                7.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                    -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                GGP LIMITED PARTNERSHIP, as Borrower

                                By:  GENERAL GROWTH PROPERTIES, INC.,
                                     its sole general partner


                                By:  /s/  Bernard Freibaum
                                     -------------------------------------------
                                     Name: Bernard Freibaum
                                     Title: Executive Vice President


                                GGPLP L.L.C., as Borrower

                                By:  GGP LIMITED PARTNERSHIP,
                                     its sole managing member

                                By:  GENERAL GROWTH PROPERTIES, INC.,
                                     its sole general partner


                                By:  /s/  Bernard Freibaum
                                     -------------------------------------------
                                     Name:  Bernard Freibaum
                                     Title: Executive Vice President


                                BANKERS TRUST COMPANY,
                                  as Administrative Agent and as a Lender


                                By:  /s/  Steven P. Lapham
                                     -------------------------------------------
                                     Name: Steven P. Lapham
                                     Title: Director


                                LEHMAN COMMERCIAL PAPER INC.,
                                  as Syndication Agent and as a Lender


                                By:  /s/  Francis X. Gilhool
                                     -------------------------------------------
                                     Name: Francis X. Gilhool
                                     Title: Authorized Signatory

                         BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender


                         By:  /s/  Christine Elcik     /s/  Meggan W. Walsh
                              --------------------------------------------------
                              Name:  Christine Elcik        Meggan W. Walsh
                              Title: Associate Director     Managing Director

                         FLEET NATIONAL BANK, as a Lender


                         By:  [Executed by Authorized Signatory]
                              --------------------------------------------------
                              Name:
                              Title:

                         THE CHASE MANHATTAN BANK, as a Lender


                         By:  /s/  Charles E. Hoagland
                              --------------------------------------------------
                              Name: Charles E. Hoagland
                              Title: Vice President


                         COMERICA BANK, as a Lender


                         By:  /s/  Scott M. Helmer
                              --------------------------------------------------
                              Name: Scott M. Helmer
                              Title: Vice President

                           ACKNOWLEDGMENT AND CONSENT


        The undersigned party to the Guaranty, dated as of July 31, 2000 and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Bankers Trust Company, as Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the foregoing Third Amendment and (b) acknowledges and agrees that the guarantees contained in the Guaranty are, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Loan Agreement.



                                       GENERAL GROWTH PROPERTIES, INC.


                                       By:  /s/ Bernard Freibaum
                                            ------------------------------------
                                            Name: Bernard Freibaum
                                            Title: Executive Vice President